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                                                                   Exhibit 10.11

                     Schedule Identifying Documents Omitted

The following documents were omitted from Form 10-K dated March 31, 1997 filed on March 31, 1997:
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 Item                            Document
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  1)   Modification, Subordination and Non-Disturbance Agreement, Estoppel,
       Assignment and Consent (Marriott Hotel, New Orleans, Louisiana) between Marriott Hotel Services, Inc., Nomura Asset Capital Corporation and Marriott Hotel Properties II Limited Partnership dated as of September 23, 1996

  2) Modification, Subordination and Non-Disturbance Agreement, Estoppel, Assignment and Consent (Marriott Hotel, San Ramon, California) between Marriott Hotel Services, Inc., Nomura Asset Capital Corporation and Marriott Hotel Properties II Limited Partnership dated as of September 23, 1996

  3) Modification, Subordination and Non-Disturbance Agreement, Estoppel, Assignment and Consent (Santa Clara Marriott Hotel, Santa Clara, California) between Marriott Hotel Services, Inc., Nomura Asset Capital Corporation and Santa Clara Marriott Hotel Limited Partnership dated as of September 23, 1996

       . These documents differ from the document submitted in that the document submitted is for the Marriott Rivercenter, San Antonio Texas whereas the other three are for the following properties: Marriott Hotel, New Orleans, Louisiana; Marriott Hotel, San Ramon, California; and the Santa Clara Marriott Hotel, Santa Clara, California. Therefore all references to the specific hotel made in one of the four documents will vary accordingly.

       . In addition, the document filed is between Nomura Asset Capital Corporation (the "Lender") and Marriott Hotel Properties II Limited Partnership with all references to the mortgage loan in the exhibit filed being to the $222.5 million loan on the MHP Properties, as defined; whereas Item 3) above is between the Lender and Santa Clara Marriott Hotel Limited Partnership with all references being to the $43.5 mortgage loan on that property.

       . Finally, Item 2) above differs from the document filed in that Section 3(h) of the agreement contemplates a contribution in excess of 5% of Gross Revenues for 1997 where the document filed does not contemplate such an increase for that year.

  4) First Amendment to Management Agreement (San Antonio Rivercenter Marriott Hotel) by Marriott Hotel Properties II Limited Partnership and Marriott Hotel Services, Inc. dated September 23, 1996

  5) First Amendment to Management Agreement (San Ramon Marriott Hotel) by Marriott Hotel Properties II Limited Partnership and Marriott Hotel Services, Inc. dated September 23, 1996

  6) First Amendment to Management Agreement (Santa Clara Marriott Hotel) by Santa Clara Marriott Hotel Limited Partnership and Marriott Hotel Services, Inc. dated September 23, 1996

       .  These documents differ from the document submitted in that the document submitted is for the San Antonio Marriott Hotel whereas the other three are for the following properties: New Orleans Marriott Hotel, San Ramon Marriott Hotel, and the Santa Clara Marriott Hotel. Therefore all references made to the specific hotel in one of the four documents will vary accordingly.
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       .  In addition, the document filed is between the Marriott Hotel
          Properties II Limited Partnership and Marriott Hotel Services, Inc. ("Management Company"); whereas Item 6) above is between Santa Clara Marriott Hotel Limited Partnership and the Management Company. Also, the exhibit filed and the San Antonio and New Orleans documents (items 4 & 5 above) define the $222.5 million mortgage loan and the $43.5 million Santa Clara mortgage loan as the "Permanent Loan" and the "Santa Clara Mortgage Debt", respectively; whereas Item 6) above defines these loans as the "Hotel Partnership Permanent Loan" and the "Owner Mortgage Debt", respectively.
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  7)  Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing
      (Texas First Deed of Trust) by Marriott Hotel Properties II Limited Partnership in favor of Commonwealth Land Title Insurance Company of California for the benefit of Nomura Asset Capital Corporation dated as of September 23, 1996 in the amount of $222,500,000

   8) Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing (Texas Second Deed of Trust) by Marriott Hotel Properties II Limited Partnership in favor of Commonwealth Land Title Insurance Company of California for the benefit of Nomura Asset Capital Corporation dated as of September 23, 1996 in the amount of $43,500,000

  9) Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing (Louisiana First Deed of Trust) by Marriott Hotel Properties II Limited Partnership in favor of Commonwealth Land Title Insurance Company of California for the benefit of Nomura Asset Capital Corporation dated as of September 23, 1996 in the amount of $222,500,000

 10) Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing (Louisiana Second Deed of Trust) by Marriott Hotel Properties II Limited Partnership in favor of Commonwealth Land Title Insurance Company of California for the benefit of Nomura Asset Capital Corporation dated as of September 23, 1996 in the amount of $43,500,000
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      .  The first and second deeds of trust noted above differ from the first and second deeds of trust submitted in that the deeds submitted are for the San Ramon Property whereas Items 7) & 8) above are for the San Antonio Marriott Hotel and Items 9) & 10) are for the New Orleans Marriott Hotel. Therefore all references to the specific hotel made in one of the six documents will vary accordingly. In addition, there are minor variances made in Items 7 through 10 above to make the document comply with the specific state's law which are necessary to make the document enforceable in the applicable state.